                                                                  Exhibit 10.1.2


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT ("Agreement") is effective as of January 1, 1996, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Company"), and FRANK P. WILLEY (the "Employee"), and supersedes any prior employment agreement entered into between the parties. In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         l. Employment and Duties. Subject to the terms and conditions of this Agreement, the Company employs the Employee to serve in an executive and managerial capacity as the President of the Company, and the Employee accepts such employment and agrees to perform such reasonable responsibilities and duties commensurate with aforesaid position, as directed by the Chief Executive Officer and as set forth in the Articles of Incorporation and the Bylaws of the Company.

         2.      Term.  The term of this Agreement shall be for a period of one
(1) year commencing on the date hereof and continuing for one (1) years until January 1, 1997, subject to termination as set forth in Section 7 hereof.

         3. Salary. During the term of this Agreement, the Company shall pay Employee a minimum base annual salary, before deducting all applicable withholdings, of $250.000.00 per year, payable at the times and in the manner dictated by the Company's standard payroll policies. Such base salary may be periodically reviewed and increased at the discretion of the Chief Executive Officer and/or the Compensation Committee of the Board of Directors to reflect among other matters cost of living increases and performance results.

         4. Other Compensation and Fringe Benefits. In addition to any executive bonus, pension, deferred compensation and stock option plans which the Company may from time to time make available to Employee upon mutual agreement, the Employee shall be entitled to the following:

                 (a) The standard Company benefits enjoyed by the Company's other top executives.


                 (b) Company shall pay Employee's initiation and membership dues in a social and/or recreational club as deemed necessary and appropriate by Employee to maintain various business relationships on behalf of the Company; provided, however, that the Company shall not be obligated to pay for any of Employee's personal purchases and expenses at such clubs.

                 (c) Company shall provide medical and insurance coverage to Employee and his dependents commencing on the date of execution hereof and so long as this Agreement and all renewals of same are in force and effect.

                 (d) Supplemental disability insurance sufficient to provide two-thirds of pre-disability base salary as base salary has been defined in Section 3.

                 (e) An annual bonus equal to $15,000 for each full percentage point the Company's return on equity exceeds 10% (based on equity as of the beginning of the year being measured). Return on equity shall be determined by dividing net income before extraordinary items by stockholders' equity as of the beginning of the year being measured. Any fractional percentage point increase shall be applied to $15,000 to determine the amount of such bonus ( for example, an 11.5% return on equity would result in a $22,500 bonus). Said bonus shall be paid no later than March 31st of each year and is fully vested event of a non-renewal of this agreement or is vested pro-rata in the event of a termination of this Agreement other than for cause. The Board may additionally, in its sole discretion, grant to Employee an annual merit bonus based upon Employee's performance during the preceding year and any other factors the Board considers relevant.

         The Company shall deduct from all compensation payable under this Agreement to Employee any taxes or withholdings the Company is required to deduct pursuant to state and federal laws or by mutual agreement between the parties.

         5. Vacation. For and during each year of this Agreement, the Employee shall be entitled to reasonable vacation periods with pay consistent with his positions with the Company. In addition, Employee shall be entitled to such holidays consistent with the Company's standard policies or as the Company's Board of Directors may approve.

         6. Expense Reimbursement. In addition to the compensation and benefits provided herein, the Company shall, upon receipt of appropriate documentation, reimburse Employee each month for his reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.

         7.      Termination.

                 (a) For Cause. The Company may terminate this Agreement immediately for cause upon written notice to the Employee, in which event the Company shall be obligated to pay the Employee that portion of the minimum base compensation set forth in Section 3 due him through the date of termination. Cause shall be limited to gross and willful neglect of duties or criminal or other illegal activities as determined by a court of competent jurisdiction.

                 (b) Without Cause. Either party may terminate this Agreement immediately without cause by giving written notice to the other. If the Company terminates hereunder, it shall continue to pay to the Employee the minimum base salary for the unexpired term of this Agreement and a prorated bonus in a lump sum or as otherwise directed by Employee. If the Employee terminates hereunder, the Company shall be obligated to pay the Employee the minimum base compensation set forth in Section 3 due him through the date of termination.

                 (c)      Disability.   If the Employee fails to perform his
duties hereunder on account of illness of other incapacity for a period of nine
(9) consecutive months, the Company shall have the right upon written notice to the Employee to terminate this Agreement without further obligation by paying Employee the minimum base salary without offset for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (d) Death. If the Employee dies during the term of this Agreement, this Agreement shall terminate immediately, and the Employee's legal representatives shall be entitled to receive the base salary for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (e) Effect of Termination. Termination for any cause shall not constitute a waiver of the Company's rights under this Agreement nor a release of Employee from any obligation hereunder except his obligation to perform his day-to-day duties as an employee.

         8.      Severance Payment.

         (a) Employee may terminate his employment hereunder for "Good Reason". For purposes of this Agreement, "Good Reason" shall mean a change in control of the Company (as defined below). For purposes of this Agreement, a "change in control of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (y) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (such as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or any "person" who on the date hereof is a director or officer of the Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (iv) during any period of two (2) consecutive years during the term of this Agreement or any renewals hereof, individuals who at the beginning of such period constitute the board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Employee may only terminate this Agreement due to a change in control of the Company during the period commencing 60 days and expiring 365 days after such change in control.

         (b) If the Employee shall terminate his employment for Good Reason, or if, after a change in control of the Company, the Company shall terminate the Employee's employment in breach of this Agreement or pursuant to section 7(b), then:

                 (i) the Company shall pay the Employee his full salary through the date of termination pursuant to this Agreement;

                 (ii) in lieu of any further salary and bonus payments or other payments due to the Employee for periods subsequent to the date of termination, the Company shall pay as severance pay to the Employee an amount equal to the product of (A) the Employee's annual salary rate in effect as of the date of termination plus the total bonus paid or payable to the Employee for the most recently ended calendar year, multiplied by (B) the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, such payment to be made in a lump sum on or before the fifth day following the date of termination; and

                 (iii) the Company shall maintain in full force and effect, for the continued benefit of the Employee for the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, all employee benefit plans and programs in which the executive was entitled to participate immediately prior to the date of termination provided that the Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Employee's participation in any such plan or program is prohibited, the Company shall arrange to provide the Employee with benefits substantially similar to those which the Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is prohibited.


         (c) The Employee shall not be required to mitigate the amount of any payment provided for in this section 8 or section 7(b) above by seeking other employment or otherwise, nor shall any compensation or other payments received by the Employee after the date of termination reduce any payments due under this section 8 or section 7(b).

         (d) Notwithstanding the provision hereinabove, if any payment pursuant to this section 8 would be a "parachute payment" (as defined in Section 280G of the Internal Revenue Code) , such payment shall be limited to the largest portion of such payment as can be paid without being a "parachute payment."

         9. Non-Delegation of Employee's Rights. The obligations, rights and benefits of Employee hereunder are personal and may not be delegated, assigned or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer.

         10. Confidential Information. Employee acknowledges that in his capacity as an employee of the Company he will occupy a position of trust and confidence, and he further acknowledges that he will have access to and learn much information about the Company and its operations that is confidential or not generally known in the industry including, without limitation, information that relates to purchasing, sales, customers, marketing, the Company's financial position and financing arrangements. Employee agrees that all such information is proprietary or confidential or constitutes trade secrets and is the sole property of the Company. Employee will keep confidential, and will not reproduce, copy or disclose to any other person or firm, any such information or any documents or information relating to the Company's methods, processes, customers, accounts, analyses, systems, charts, programs, procedures, correspondence, or records, or any other documents used or owned by the Company, nor will Employee advise, discuss with or in any way assist any other person or firm in obtaining or learning about any of the items described in this section. Accordingly, Employee agrees that during the term of this Agreement, or afterwards, he will not disclose, or permit or encourage anyone who is not an employee of the Company to disclose any such information, nor will he utilize any such information, either alone or with others, outside the scope of his duties and responsibilities with the Company.

         11. Non-Competition During Employment Term. Employee agrees that during the term of his employment by the Company, he will devote substantially all his business time and effort to and give undivided loyalty to the Company. He will not engage in any way whatsoever, directly or indirectly, in any business that is competitive with the Company or its affiliates, nor solicit, or in any other manner work for or assist any business which is competitive with the Company or its affiliates. During the term of this Agreement, he will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and Employee will not combine or conspire with any other employee of the Company or any other person for the purpose of organizing any such competitive business activity.

         12. Non-Competition After Employment Term. The parties acknowledge that the Employee will acquire much knowledge and information concerning the business of the Company and its affiliates as a result of his employment. The parties further acknowledge that the scope of business in which the Company is engaged as of the date of execution of this Agreement is national and very competitive and one in which few companies can successfully compete. Competition by Employee in that business after this Agreement is terminated would severely injure the Company. Accordingly, until two (2) years after this Agreement is terminated or Employee leaves the employment of the Company for any reason whatsoever, except as otherwise stated hereinbelow, Employee agrees (a) not to become an employee, consultant, advisor, principal, partner or substantial shareholder of any firm or business that in any way competes with the Company or its affiliates in any of their presently existing or then existing products and markets and (b) not to solicit any person or business that was at the time of such termination and remains a customer or prospective customer of the Company or any of its affiliates. Notwithstanding any of the foregoing provisions to the contrary, Employee shall not be subject to the restrictions set forth in this Section 12 under the following circumstances:

                 (a) When Employee leaves the employment of the Company as a result of termination by the Company without cause;

                 (b) When Employee is terminated as a result of the Company's failure to renew his employment agreement; or

                 (c) When Employee leaves the employment of the Company for Good Reason pursuant to section 8 above.

         13. Return of Company Documents. Upon termination of this Agreement, Employee shall return immediately to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

         14. Improvements and Inventions. Any and all improvements or inventions which Employee may conceive, make or participate in during the period of his employment shall be the sole and exclusive property of the Company. Employee will, whenever requested by the Company, execute and deliver any and all documents which the Company shall deem appropriate in order to apply for and obtain patents for improvements or inventions or in order to assign and convey to Company the sole and exclusive right, title and interest in and to such improvements, inventions, patents or applications.

         15. Actions. The parties agree and acknowledge that the rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of the Employee to abide by its terms and conditions nor will money damages adequately compensate for such injury. It is, therefore, agreed between the paries that in the event of breach by Employee of any of his agreements contained in this Agreement, Company shall have the right, among other rights, to damages sustained thereby and to obtain an injunction or decree of specific performance from any court of competent jurisdiction to restrain or compel Employee to perform as agreed herein. Employee agrees that this section shall survive the termination of his employment and he shall be bound by its terms and at all times subsequent to the termination of his employment for so long a period as Company continues to conduct the same business or businesses as it was conducting during the period of this Agreement. Nothing herein contained shall in any way limit or exclude any other right granted by law or equity to the Company.

         16. Amendment. This Agreement contains, and its terms constitute, the entire agreement of the parties, and it may be amended only by a written document signed by both parties to this Agreement.

         17. Governing Law. California law shall govern the construction and enforcement of this Agreement and the parties agree that any litigation pertaining to this Agreement shall be in courts located in California.

         18. Attorneys' Fees. If any party finds it necessary to employ legal counsel or to bring an action at law or other proceedings against the other party to enforce any of the terms hereof, the party prevailing in any such action or other proceeding shall be paid by the other party its reasonable attorneys' fees as well as court costs all as determined by the court and not a jury.

         19. Severability. If any section, subsection or provision hereof is found for any reason whatsoever, to be invalid or inoperative, that section, subsection or provision shall be deemed severable and shall not affect the force and validity of any other provision of this Agreement. If any covenant herein is determined by a court to be overly broad thereby making the covenant unenforceable, the parties agree and it is their desire that such court shall substitute a reasonable judicially enforceable limitation in place of the offensive part of the covenant and that as so modified the covenant shall be as fully enforceable as if set forth herein by the parties themselves in the modified form. The covenants of Employee in this Agreement shall each be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants in this Agreement.

         20. Notices. Any notice, request, or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by United States certified mail, postage prepaid, with return receipt requested, to the parties at their respective addresses set forth below:

                 To the Company:

                          Fidelity National Financial, Inc.
                          17911 Von Karman Avenue, Suite 300
                          Irvine, California 92714
                          Attention:       Andrew F. Puzder
                                           Executive Vice President and
                                           General Counsel

                 To Employee:

                          Frank P. Willey
                          18 Pelican Point
                          Newport Coast, California 92660


         21. Waiver of Breach. The waiver by any party of any provisions of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach by the other party.

         IN WITNESS WHEREOF the parties have executed this Employment Agreement as of the date set forth herein above.


                                       FIDELITY NATIONAL FINANCIAL, INC.



                                     By:  /s/ William P. Foley, II
                                          ------------------------------------
                                     Its. Chairman and Chief Executive Officer



                                      FRANK P. WILLEY



                                      /s/ Frank P. Willey
                                      -------------------

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT ("Agreement") is effective as of January 1, 1996, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Company"), and PATRICK F. STONE (the "Employee"), and supersedes any prior employment agreement entered into between the parties. In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         l. Employment and Duties. Subject to the terms and conditions of this Agreement, the Company employs the Employee to serve in an executive and managerial capacity as the Executive Vice President of the Company, and the Employee accepts such employment and agrees to perform such reasonable responsibilities and duties commensurate with aforesaid position, as directed by the Chief Executive Officer and as set forth in the Articles of Incorporation and the Bylaws of the Company.

         2.      Term.  The term of this Agreement shall be for a period of one
(1) year commencing on the date hereof and continuing for one (1) years until January 1, 1997, subject to termination as set forth in Section 7 hereof.

         3. Salary. During the term of this Agreement, the Company shall pay Employee a minimum base annual salary, before deducting all applicable withholdings, of $300,000.00 per year, payable at the times and in the manner dictated by the Company's standard payroll policies. Such base salary may be periodically reviewed and increased at the discretion of the Chief Executive Officer and/or the Compensation Committee of the Board of Directors to reflect among other matters cost of living increases and performance results.

         4. Other Compensation and Fringe Benefits. In addition to any executive bonus, pension, deferred compensation and stock option plans which the Company may from time to time make available to Employee upon mutual agreement, the Employee shall be entitled to the following:

                 (a) The standard Company benefits enjoyed by the Company's other top executives.


                 (b) Company shall pay Employee's initiation and membership dues in a social and/or recreational club as deemed necessary and appropriate by Employee to maintain various business relationships on behalf of the Company; provided, however, that the Company shall not be obligated to pay for any of Employee's personal purchases and expenses at such clubs.

                 (c) Company shall provide medical and insurance coverage to Employee and his dependents commencing on the date of execution hereof and so long as this Agreement and all renewals of same are in force and effect.

                 (d) Supplemental disability insurance sufficient to provide two-thirds of pre-disability base salary as base salary has been defined in Section 3.

                 (e) An annual bonus equal to $15,000 for each full percentage point the Company's return on equity exceeds 10% (based on equity as of the beginning of the year being measured). Return on equity shall be determined by dividing net income before extraordinary items by stockholders' equity as of the beginning of the year being measured. Any fractional percentage point increase shall be applied to $15,000 to determine the amount of such bonus ( for example, an 11.5% return on equity would result in a $22,500 bonus). Said bonus shall be paid no later than March 31st of each year and is fully vested event of a non-renewal of this agreement or is vested pro-rata in the event of a termination of this Agreement other than for cause. The Board may additionally, in its sole discretion, grant to Employee an annual merit bonus based upon Employee's performance during the preceding year and any other factors the Board considers relevant.

         The Company shall deduct from all compensation payable under this Agreement to Employee any taxes or withholdings the Company is required to deduct pursuant to state and federal laws or by mutual agreement between the parties.

         5. Vacation. For and during each year of this Agreement, the Employee shall be entitled to reasonable vacation periods with pay consistent with his positions with the Company. In addition, Employee shall be entitled to such holidays consistent with the Company's standard policies or as the Company's Board of Directors may approve.

         6. Expense Reimbursement. In addition to the compensation and benefits provided herein, the Company shall, upon receipt of appropriate documentation, reimburse Employee each month for his reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.

         7.      Termination.

                 (a) For Cause. The Company may terminate this Agreement immediately for cause upon written notice to the Employee, in which event the Company shall be obligated to pay the Employee that portion of the minimum base compensation set forth in Section 3 due him through the date of termination. Cause shall be limited to gross and willful neglect of duties or criminal or other illegal activities as determined by a court of competent jurisdiction.

                 (b) Without Cause. Either party may terminate this Agreement immediately without cause by giving written notice to the other. If the Company terminates hereunder, it shall continue to pay to the Employee the minimum base salary for the unexpired term of this Agreement and a prorated bonus in a lump sum or as otherwise directed by Employee. If the Employee terminates hereunder, the Company shall be obligated to pay the Employee the minimum base compensation set forth in Section 3 due him through the date of termination.

                 (c)      Disability.   If the Employee fails to perform his
duties hereunder on account of illness of other incapacity for a period of nine
(9) consecutive months, the Company shall have the right upon written notice to the Employee to terminate this Agreement without further obligation by paying Employee the minimum base salary without offset for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (d) Death. If the Employee dies during the term of this Agreement, this Agreement shall terminate immediately, and the Employee's legal representatives shall be entitled to receive the base salary for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (e) Effect of Termination. Termination for any cause shall not constitute a waiver of the Company's rights under this Agreement nor a release of Employee from any obligation hereunder except his obligation to perform his day-to-day duties as an employee.

         8.      Severance Payment.

         (a) Employee may terminate his employment hereunder for "Good Reason". For purposes of this Agreement, "Good Reason" shall mean a change in control of the Company (as defined below). For purposes of this Agreement, a "change in control of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (y) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (such as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or any "person" who on the date hereof is a director or officer of the Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (iv) during any period of two (2) consecutive years during the term of this Agreement or any renewals hereof, individuals who at the beginning of such period constitute the board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Employee may only terminate this Agreement due to a change in control of the Company during the period commencing 60 days and expiring 365 days after such change in control.

         (b) If the Employee shall terminate his employment for Good Reason, or if, after a change in control of the Company, the Company shall terminate the Employee's employment in breach of this Agreement or pursuant to section 7(b), then:

                 (i) the Company shall pay the Employee his full salary through the date of termination pursuant to this Agreement;

                 (ii) in lieu of any further salary and bonus payments or other payments due to the Employee for periods subsequent to the date of termination, the Company shall pay as severance pay to the Employee an amount equal to the product of (A) the Employee's annual salary rate in effect as of the date of termination plus the total bonus paid or payable to the Employee for the most recently ended calendar year, multiplied by (B) the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, such payment to be made in a lump sum on or before the fifth day following the date of termination; and

                 (iii) the Company shall maintain in full force and effect, for the continued benefit of the Employee for the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, all employee benefit plans and programs in which the executive was entitled to participate immediately prior to the date of termination provided that the Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Employee's participation in any such plan or program is prohibited, the Company shall arrange to provide the Employee with benefits substantially similar to those which the Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is prohibited.


         (c) The Employee shall not be required to mitigate the amount of any payment provided for in this section 8 or section 7(b) above by seeking other employment or otherwise, nor shall any compensation or other payments received by the Employee after the date of termination reduce any payments due under this section 8 or section 7(b).

         (d) Notwithstanding the provision hereinabove, if any payment pursuant to this section 8 would be a "parachute payment" (as defined in Section 280G of the Internal Revenue Code) , such payment shall be limited to the largest portion of such payment as can be paid without being a "parachute payment."

         9. Non-Delegation of Employee's Rights. The obligations, rights and benefits of Employee hereunder are personal and may not be delegated, assigned or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer.

         10. Confidential Information. Employee acknowledges that in his capacity as an employee of the Company he will occupy a position of trust and confidence, and he further acknowledges that he will have access to and learn much information about the Company and its operations that is confidential or not generally known in the industry including, without limitation, information that relates to purchasing, sales, customers, marketing, the Company's financial position and financing arrangements. Employee agrees that all such information is proprietary or confidential or constitutes trade secrets and is the sole property of the Company. Employee will keep confidential, and will not reproduce, copy or disclose to any other person or firm, any such information or any documents or information relating to the Company's methods, processes, customers, accounts, analyses, systems, charts, programs, procedures, correspondence, or records, or any other documents used or owned by the Company, nor will Employee advise, discuss with or in any way assist any other person or firm in obtaining or learning about any of the items described in this section. Accordingly, Employee agrees that during the term of this Agreement, or afterwards, he will not disclose, or permit or encourage anyone who is not an employee of the Company to disclose any such information, nor will he utilize any such information, either alone or with others, outside the scope of his duties and responsibilities with the Company.

         11. Non-Competition During Employment Term. Employee agrees that during the term of his employment by the Company, he will devote substantially all his business time and effort to and give undivided loyalty to the Company. He will not engage in any way whatsoever, directly or indirectly, in any business that is competitive with the Company or its affiliates, nor solicit, or in any other manner work for or assist any business which is competitive with the Company or its affiliates. During the term of this Agreement, he will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and Employee will not combine or conspire with any other employee of the Company or any other person for the purpose of organizing any such competitive business activity.

         12. Return of Company Documents. Upon termination of this Agreement, Employee shall return immediately to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

         13. Improvements and Inventions. Any and all improvements or inventions which Employee may conceive, make or participate in during the period of his employment shall be the sole and exclusive property of the Company. Employee will, whenever requested by the Company, execute and deliver any and all documents which the Company shall deem appropriate in order to apply for and obtain patents for improvements or inventions or in order to assign and convey to Company the sole and exclusive right, title and interest in and to such improvements, inventions, patents or applications.

         14. Actions. The parties agree and acknowledge that the rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of the Employee to abide by its terms and conditions nor will money damages adequately compensate for such injury. It is, therefore, agreed between the paries that in the event of breach by Employee of any of his agreements contained in this Agreement, Company shall have the right, among other rights, to damages sustained thereby and to obtain an injunction or decree of specific performance from any court of competent jurisdiction to restrain or compel Employee to perform as agreed herein. Employee agrees that this section shall survive the termination of his employment and he shall be bound by its terms and at all times subsequent to the termination of his employment for so long a period as Company continues to conduct the same business or businesses as it was conducting during the period of this Agreement. Nothing herein contained shall in any way limit or exclude any other right granted by law or equity to the Company.

         15. Amendment. This Agreement contains, and its terms constitute, the entire agreement of the parties, and it may be amended only by a written document signed by both parties to this Agreement.

         16. Governing Law. California law shall govern the construction and enforcement of this Agreement and the parties agree that any litigation pertaining to this Agreement shall be in courts located in California.

         17. Attorneys' Fees. If any party finds it necessary to employ legal counsel or to bring an action at law or other proceedings against the other party to enforce any of the terms hereof, the party prevailing in any such action or other proceeding shall be paid by the other party its reasonable attorneys' fees as well as court costs all as determined by the court and not a jury.

         18. Severability. If any section, subsection or provision hereof is found for any reason whatsoever, to be invalid or inoperative, that section, subsection or provision shall be deemed severable and shall not affect the force and validity of any other provision of this Agreement. If any covenant herein is determined by a court to be overly broad thereby making the covenant unenforceable, the parties agree and it is their desire that such court shall substitute a reasonable judicially enforceable limitation in place of the offensive part of the covenant and that as so modified the covenant shall be as fully enforceable as if set forth herein by the parties themselves in the modified form. The covenants of Employee in this Agreement shall each be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants in this Agreement.

         19. Notices. Any notice, request, or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by United States certified mail, postage prepaid, with return receipt requested, to the parties at their respective addresses set forth below:

                 To the Company:

                          Fidelity National Financial, Inc.
                          17911 Von Karman Avenue, Suite 300
                          Irvine, California 92714
                          Attention:       Andrew F. Puzder
                                           Executive Vice President and
                                           General Counsel

                 To Employee:

                          Patrick F. Stone
                          1020 Via Tranquila
                          Santa Barbara, California 93110


         20. Waiver of Breach. The waiver by any party of any provisions of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach by the other party.

                 IN WITNESS WHEREOF the parties have executed this Employment Agreement as of the date set forth herein above.


                                       FIDELITY NATIONAL FINANCIAL, INC.



                                       By:  /s/ William P. Foley, II
                                            ------------------------------------
                                       Its: Chairman and Chief Executive Officer



                                       PATRICK F. STONE



                                       /s/ Patrick F. Stone
                                       --------------------

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT ("Agreement") is effective as of January 1, 1996, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Company"), and ANDREW F. PUZDER (the "Employee"), and supersedes any prior employment agreement entered into between the parties. In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         l. Employment and Duties. Subject to the terms and conditions of this Agreement, the Company employs the Employee to serve in an executive and managerial capacity as the General Counsel and Executive Vice President of the Company, and the Employee accepts such employment and agrees to perform such reasonable responsibilities and duties commensurate with aforesaid position, as directed by the Chief Executive Officer and as set forth in the Articles of Incorporation and the Bylaws of the Company.

         2.      Term.  The term of this Agreement shall be for a period of one
(1) year commencing on the date hereof and continuing for one (1) years until January 1, 1997, subject to termination as set forth in Section 7 hereof.

         3. Salary. During the term of this Agreement, the Company shall pay Employee a minimum base annual salary, before deducting all applicable withholdings, of $240.000.00 per year, payable at the times and in the manner dictated by the Company's standard payroll policies. Such base salary may be periodically reviewed and increased at the discretion of the Chief Executive Officer and/or the Compensation Committee of the Board of Directors to reflect among other matters cost of living increases and performance results.

         4. Other Compensation and Fringe Benefits. In addition to any executive bonus, pension, deferred compensation and stock option plans which the Company may from time to time make available to Employee upon mutual agreement, the Employee shall be entitled to the following:

                 (a) The standard Company benefits enjoyed by the Company's other top executives.


                 (b) Company shall pay Employee's initiation and membership dues in a social and/or recreational club as deemed necessary and appropriate by Employee to maintain various business relationships on behalf of the Company; provided, however, that the Company shall not be obligated to pay for any of Employee's personal purchases and expenses at such clubs.

                 (c) Company shall provide medical and insurance coverage to Employee and his dependents commencing on the date of execution hereof and so long as this Agreement and all renewals of same are in force and effect.

                 (d) Supplemental disability insurance sufficient to provide two-thirds of pre-disability base salary as base salary has been defined in Section 3.

                 (e) An annual bonus equal to $7,500 for each full percentage point the Company's return on equity exceeds 10% (based on equity as of the beginning of the year being measured). Return on equity shall be determined by dividing net income before extraordinary items by stockholders' equity as of the beginning of the year being measured. Any fractional percentage point increase shall be applied to $7,500 to determine the amount of such bonus ( for example, an 11.5% return on equity would result in a $11,250 bonus). Said bonus shall be paid no later than March 31st of each year and is fully vested event of a non-renewal of this agreement or is vested pro-rata in the event of a termination of this Agreement other than for cause. The Board may additionally, in its sole discretion, grant to Employee an annual merit bonus based upon Employee's performance during the preceding year and any other factors the Board considers relevant.

                 (f) Options. Executive and the Company executed a letter entitled "Terms of Employment" under which Executive received certain options and the right to earn certain options (the "Letter "). A copy of the Letter is attached hereto as exhibit "A". Executive shall retain the right to the options and future grants of options as referenced in paragraphs 2, 3, 4, and 6 of the Letter, as such rights are expressed in the Letter. Executive shall also continue to have the right to represent Carl N. Karcher as set forth in paragraph 5 of the Letter.

         The Company shall deduct from all compensation payable under this Agreement to Employee any taxes or withholdings the Company is required to deduct pursuant to state and federal laws or by mutual agreement between the parties.

         5. Vacation. For and during each year of this Agreement, the Employee shall be entitled to reasonable vacation periods with pay consistent with his positions with the Company. In addition, Employee shall be entitled to such holidays consistent with the Company's standard policies or as the Company's Board of Directors may approve.

         6. Expense Reimbursement. In addition to the compensation and benefits provided herein, the Company shall, upon receipt of appropriate documentation, reimburse Employee each month for his reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.

         7.      Termination.

                 (a) For Cause. The Company may terminate this Agreement immediately for cause upon written notice to the Employee, in which event the Company shall be obligated to pay the Employee that portion of the minimum base compensation set forth in Section 3 due him through the date of termination. Cause shall be limited to gross and willful neglect of duties or criminal or other illegal activities as determined by a court of competent jurisdiction.

                 (b) Without Cause. Either party may terminate this Agreement immediately without cause by giving written notice to the other. If the Company terminates hereunder, it shall continue to pay to the Employee the minimum base salary for the unexpired term of this Agreement and a prorated bonus in a lump sum or as otherwise directed by Employee. If the Employee terminates hereunder, the Company shall be obligated to pay the Employee the minimum base compensation set forth in
Section 3 due him through the date of termination.

                 (c)      Disability.   If the Employee fails to perform his
duties hereunder on account of illness of other incapacity for a period of nine
(9) consecutive months, the Company shall have the right upon written notice to the Employee to terminate this Agreement without further obligation by paying Employee the minimum base salary without offset for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (d) Death. If the Employee dies during the term of this Agreement, this Agreement shall terminate immediately, and the Employee's legal representatives shall be entitled to receive the base salary for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (e) Effect of Termination. Termination for any cause shall not constitute a waiver of the Company's rights under this Agreement nor a release of Employee from any obligation hereunder except his obligation to perform his day-to-day duties as an employee.

         8.      Severance Payment.

         (a) Employee may terminate his employment hereunder for "Good Reason". For purposes of this Agreement, "Good Reason" shall mean a change in control of the Company (as defined below). For purposes of this Agreement, a "change in control of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (y) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (such as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or any "person" who on the date hereof is a director or officer of the Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (iv) during any period of two (2) consecutive years during the term of this Agreement or any renewals hereof, individuals who at the beginning of such period constitute the board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Employee may only terminate this Agreement due to a change in control of the Company during the period commencing 60 days and expiring 365 days after such change in control.

         (b) If the Employee shall terminate his employment for Good Reason, or if, after a change in control of the Company, the Company shall terminate the Employee's employment in breach of this Agreement or pursuant to section 7(b), then:

                 (i) the Company shall pay the Employee his full salary through the date of termination pursuant to this Agreement;

                 (ii) in lieu of any further salary and bonus payments or other payments due to the Employee for periods subsequent to the date of termination, the Company shall pay as severance pay to the Employee an amount equal to the product of (A) the Employee's annual salary rate in effect as of the date of termination plus the total bonus paid or payable to the Employee for the most recently ended calendar year, multiplied by (B) the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, such payment to be made in a lump sum on or before the fifth day following the date of termination; and

                 (iii) the Company shall maintain in full force and effect, for the continued benefit of the Employee for the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, all employee benefit plans and programs in which the executive was entitled to participate immediately prior to the date of termination provided that the Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Employee's participation in any such plan or program is prohibited, the Company shall arrange to provide the Employee with benefits substantially similar to those which the Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is prohibited.


         (c) The Employee shall not be required to mitigate the amount of any payment provided for in this section 8 or section 7(b) above by seeking other employment or otherwise, nor shall any compensation or other payments received by the Employee after the date of termination reduce any payments due under this section 8 or section 7(b).

         (d) Notwithstanding the provision hereinabove, if any payment pursuant to this section 8 would be a "parachute payment" (as defined in Section 280G of the Internal Revenue Code) , such payment shall be limited to the largest portion of such payment as can be paid without being a "parachute payment."

         9. Non-Delegation of Employee's Rights. The obligations, rights and benefits of Employee hereunder are personal and may not be delegated, assigned or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer.

         10. Confidential Information. Employee acknowledges that in his capacity as an employee of the Company he will occupy a position of trust and confidence, and he further acknowledges that he will have access to and learn much information about the Company and its operations that is confidential or not generally known in the industry including, without limitation, information that relates to purchasing, sales, customers, marketing, the Company's financial position and financing arrangements. Employee agrees that all such information is proprietary or confidential or constitutes trade secrets and is the sole property of the Company. Employee will keep confidential, and will not reproduce, copy or disclose to any other person or firm, any such information or any documents or information relating to the Company's methods, processes, customers, accounts, analyses, systems, charts, programs, procedures, correspondence, or records, or any other documents used or owned by the Company, nor will Employee advise, discuss with or in any way assist any other person or firm in obtaining or learning about any of the items described in this section. Accordingly, Employee agrees that during the term of this Agreement, or afterwards, he will not disclose, or permit or encourage anyone who is not an employee of the Company to disclose any such information, nor will he utilize any such information, either alone or with others, outside the scope of his duties and responsibilities with the Company.

         11. Non-Competition During Employment Term. Employee agrees that during the term of his employment by the Company, he will devote substantially all his business time and effort to and give undivided loyalty to the Company. He will not engage in any way whatsoever, directly or indirectly, in any business that is competitive with the Company or its affiliates, nor solicit, or in any other manner work for or assist any business which is competitive with the Company or its affiliates. During the term of this Agreement, he will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and Employee will not combine or conspire with any other employee of the Company or any other person for the purpose of organizing any such competitive business activity.

         12. Non-Competition After Employment Term. The parties acknowledge that the Employee will acquire much knowledge and information concerning the business of the Company and its affiliates as a result of his employment. The parties further acknowledge that the scope of business in which the Company is engaged as of the date of execution of this Agreement is national and very competitive and one in which few companies can successfully compete. Competition by Employee in that business after this Agreement is terminated would severely injure the Company. Accordingly, until two (2) years after this Agreement is terminated or Employee leaves the employment of the Company for any reason whatsoever, except as otherwise stated hereinbelow, Employee agrees (a) not to become an employee, consultant, advisor, principal, partner or substantial shareholder of any firm or business that in any way competes with the Company or its affiliates in any of their presently existing or then existing products and markets and (b) not to solicit any person or business that was at the time of such termination and remains a customer or prospective customer of the Company or any of its affiliates. Notwithstanding any of the foregoing provisions to the contrary, Employee shall not be subject to the restrictions set forth in this Section 12 under the following circumstances:

                 (a) When Employee leaves the employment of the Company as a result of termination by the Company without cause;

                 (b) When Employee is terminated as a result of the Company's failure to renew his employment agreement; or

                 (c) When Employee leaves the employment of the Company for Good Reason pursuant to section 8 above.

         13. Return of Company Documents. Upon termination of this Agreement, Employee shall return immediately to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

         14. Improvements and Inventions. Any and all improvements or inventions which Employee may conceive, make or participate in during the period of his employment shall be the sole and exclusive property of the Company. Employee will, whenever requested by the Company, execute and deliver any and all documents which the Company shall deem appropriate in order to apply for and obtain patents for improvements or inventions or in order to assign and convey to Company the sole and exclusive right, title and interest in and to such improvements, inventions, patents or applications.

         15. Actions. The parties agree and acknowledge that the rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of the Employee to abide by its terms and conditions nor will money damages adequately compensate for such injury. It is, therefore, agreed between the paries that in the event of breach by Employee of any of his agreements contained in this Agreement, Company shall have the right, among other rights, to damages sustained thereby and to obtain an injunction or decree of specific performance from any court of competent jurisdiction to restrain or compel Employee to perform as agreed herein. Employee agrees that this section shall survive the termination of his employment and he shall be bound by its terms and at all times subsequent to the termination of his employment for so long a period as Company continues to conduct the same business or businesses as it was conducting during the period of this Agreement. Nothing herein contained shall in any way limit or exclude any other right granted by law or equity to the Company.

         16. Amendment. This Agreement contains, and its terms constitute, the entire agreement of the parties, and it may be amended only by a written document signed by both parties to this Agreement.

         17. Governing Law. California law shall govern the construction and enforcement of this Agreement and the parties agree that any litigation pertaining to this Agreement shall be in courts located in California.

         18. Attorneys' Fees. If any party finds it necessary to employ legal counsel or to bring an action at law or other proceedings against the other party to enforce any of the terms hereof, the party prevailing in any such action or other proceeding shall be paid by the other party its reasonable attorneys' fees as well as court costs all as determined by the court and not a jury.

         19. Severability. If any section, subsection or provision hereof is found for any reason whatsoever, to be invalid or inoperative, that section, subsection or provision shall be deemed severable and shall not affect the force and validity of any other provision of this Agreement. If any covenant herein is determined by a court to be overly broad thereby making the covenant unenforceable, the parties agree and it is their desire that such court shall substitute a reasonable judicially enforceable limitation in place of the offensive part of the covenant and that as so modified the covenant shall be as fully enforceable as if set forth herein by the parties themselves in the modified form. The covenants of Employee in this Agreement shall each be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants in this Agreement.

         20. Notices. Any notice, request, or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by United States certified mail, postage prepaid, with return receipt requested, to the parties at their respective addresses set forth below:

                 To the Company:

                          Fidelity National Financial, Inc.
                          17911 Von Karman Avenue, Suite 300
                          Irvine, California 92714
                          Attention:       Frank P. Willey
                                           President

                 To Employee:

                          Andrew F. Puzder
                          25761 Pecos Road
                          Laguna Hills, California 92653


         21. Waiver of Breach. The waiver by any party of any provisions of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach by the other party.

                 IN WITNESS WHEREOF the parties have executed this Employment Agreement as of the date set forth herein above.




                                        FIDELITY NATIONAL FINANCIAL, INC.



                                        By: /s/ Frank P. Willey
                                            -------------------
                                        Its:     President



                                        ANDREW F. PUZDER



                                        /s/ Andrew F. Puzder
                                        --------------------

                             EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT ("Agreement") is effective as of January 1, 1996, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Company"), and CARL A. STRUNK (the "Employee"), and supersedes any prior employment agreement entered into between the parties. In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         l. Employment and Duties. Subject to the terms and conditions of this Agreement, the Company employs the Employee to serve in an executive and managerial capacity as the Chief Financial Officer of the Company, and the Employee accepts such employment and agrees to perform such reasonable responsibilities and duties commensurate with aforesaid position, as directed by the Chief Executive Officer and as set forth in the Articles of Incorporation and the Bylaws of the Company.

         2.      Term.  The term of this Agreement shall be for a period of one
(1) year commencing on the date hereof and continuing for one (1) years until January 1, 1997, subject to termination as set forth in Section 7 hereof.

         3. Salary. During the term of this Agreement, the Company shall pay Employee a minimum base annual salary, before deducting all applicable withholdings, of $240.000.00 per year, payable at the times and in the manner dictated by the Company's standard payroll policies. Such base salary may be periodically reviewed and increased at the discretion of the Chief Executive Officer and/or the Compensation Committee of the Board of Directors to reflect among other matters cost of living increases and performance results.

         4. Other Compensation and Fringe Benefits. In addition to any executive bonus, pension, deferred compensation and stock option plans which the Company may from time to time make available to Employee upon mutual agreement, the Employee shall be entitled to the following:

                 (a) The standard Company benefits enjoyed by the Company's other top executives.


                 (b) Company shall pay Employee's initiation and membership dues in a social and/or recreational club as deemed necessary and appropriate by Employee to maintain various business relationships on behalf of the Company; provided, however, that the Company shall not be obligated to pay for any of Employee's personal purchases and expenses at such clubs.

                 (c) Company shall provide medical and insurance coverage to Employee and his dependents commencing on the date of execution hereof and so long as this Agreement and all renewals of same are in force and effect.

                 (d) Supplemental disability insurance sufficient to provide two-thirds of pre-disability base salary as base salary has been defined in Section 3.

                 (e) An annual bonus equal to $7,500 for each full percentage point the Company's return on equity before extraordinary items exceeds 10% (based on equity as of the beginning of the year being measured). Any fractional percentage point increase shall be applied to $7,500 to determine the amount of such bonus ( for example, an 11.5% return on equity would result in a $11,250 bonus). Said bonus shall be paid no later than March 31st of each year. The Board may additionally, in its sole discretion, grant to Employee an annual merit bonus based upon Employee's performance during the preceding year and any other factors the Board considers relevant.

         The Company shall deduct from all compensation payable under this Agreement to Employee any taxes or withholdings the Company is required to deduct pursuant to state and federal laws or by mutual agreement between the parties.

         5. Vacation. For and during each year of this Agreement, the Employee shall be entitled to reasonable vacation periods with pay consistent with his positions with the Company. In addition, Employee shall be entitled to such holidays consistent with the Company's standard policies or as the Company's Board of Directors may approve.

         6. Expense Reimbursement. In addition to the compensation and benefits provided herein, the Company shall, upon receipt of appropriate documentation, reimburse Employee each month for his reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.

         7.      Termination.

                 (a) For Cause. The Company may terminate this Agreement immediately for cause upon written notice to the Employee, in which event the Company shall be obligated to pay the Employee that portion of the minimum base compensation set forth in Section 3 due him through the date of termination. Cause shall be limited to gross and willful neglect of duties or criminal or other illegal activities as determined by a court of competent jurisdiction.

                 (b) Without Cause. Either party may terminate this Agreement immediately without cause by giving written notice to the other. If the Company terminates hereunder, it shall continue to pay to the Employee the minimum base salary for the unexpired term of this Agreement and a prorated bonus in a lump sum or as otherwise directed by Employee. If the Employee terminates hereunder, the Company shall be obligated to pay the Employee the minimum base compensation set forth in Section 3 due him through the date of termination.

                 (c)      Disability.   If the Employee fails to perform his
duties hereunder on account of illness of other incapacity for a period of nine
(9) consecutive months, the Company shall have the right upon written notice to the Employee to terminate this Agreement without further obligation by paying Employee the minimum base salary without offset for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (d) Death. If the Employee dies during the term of this Agreement, this Agreement shall terminate immediately, and the Employee's legal representatives shall be entitled to receive the base salary for the remainder of the term of this Agreement in a lump sum or as otherwise directed by Employee.

                 (e) Effect of Termination. Termination for any cause shall not constitute a waiver of the Company's rights under this Agreement nor a release of Employee from any obligation hereunder except his obligation to perform his day-to-day duties as an employee.

         8.      Severance Payment.

         (a) Employee may terminate his employment hereunder for "Good Reason". For purposes of this Agreement, "Good Reason" shall mean a change in control of the Company (as defined below). For purposes of this Agreement, a "change in control of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (y) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (such as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or any "person" who on the date hereof is a director or officer of the Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (iv) during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Employee may only terminate this Agreement due to a change in control of the Company during the period commencing 60 days and expiring 365 days after such change in control.

         (b) If the Employee shall terminate his employment for Good Reason, or if, after a change in control of the Company, the Company shall terminate the Employee's employment in breach of this Agreement or pursuant to section 7(b), then:

                 (i) the Company shall pay the Employee his full salary through the date of termination pursuant to this Agreement;

                 (ii) in lieu of any further salary and bonus payments or other payments due to the Employee for periods subsequent to the date of termination, the Company shall pay as severance pay to the Employee an amount equal to the product of (A) the Employee's annual salary rate in effect as of the date of termination plus the total bonus paid or payable to the Employee for the most recently ended calendar year, multiplied by (B) the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, such payment to be made in a lump sum on or before the fifth day following the date of termination; and

                 (iii) the Company shall maintain in full force and effect, for the continued benefit of the Employee for the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number 2, all employee benefit plans and programs in which the executive was entitled to participate immediately prior to the date of termination provided that the Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Employee's participation in any such plan or program is prohibited, the Company shall arrange to provide the Employee with benefits substantially similar to those which the Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is prohibited.


         (c) The Employee shall not be required to mitigate the amount of any payment provided for in this section 8 or section 7(b) above by seeking other employment or otherwise, nor shall any compensation or other payments received by the Employee after the date of termination reduce any payments due under this section 8 or section 7(b).

         (d) Notwithstanding the provision hereinabove, if any payment pursuant to this section 8 would be a "parachute payment" (as defined in Section 280G of the Internal Revenue Code) , such payment shall be limited to the largest portion of such payment as can be paid without being a "parachute payment."

         9. Non-Delegation of Employee's Rights. The obligations, rights and benefits of Employee hereunder are personal and may not be delegated, assigned or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer.

         10. Confidential Information. Employee acknowledges that in his capacity as an employee of the Company he will occupy a position of trust and confidence, and he further acknowledges that he will have access to and learn much information about the Company and its operations that is confidential or not generally known in the industry including, without limitation, information that relates to purchasing, sales, customers, marketing, the Company's financial position and financing arrangements. Employee agrees that all such information is proprietary or confidential or constitutes trade secrets and is the sole property of the Company. Employee will keep confidential, and will not reproduce, copy or disclose to any other person or firm, any such information or any documents or information relating to the Company's methods, processes, customers, accounts, analyses, systems, charts, programs, procedures, correspondence, or records, or any other documents used or owned by the Company, nor will Employee advise, discuss with or in any way assist any other person or firm in obtaining or learning about any of the items described in this section. Accordingly, Employee agrees that during the term of this Agreement, or afterwards, he will not disclose, or permit or encourage anyone who is not an employee of the Company to disclose any such information, nor will he utilize any such information, either alone or with others, outside the scope of his duties and responsibilities with the Company.

         11. Non-Competition During Employment Term. Employee agrees that during the term of his employment by the Company, he will devote substantially all his business time and effort to and give undivided loyalty to the Company. He will not engage in any way whatsoever, directly or indirectly, in any business that is competitive with the Company or its affiliates, nor solicit, or in any other manner work for or assist any business which is competitive with the Company or its affiliates. During the term of this Agreement, he will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and Employee will not combine or conspire with any other employee of the Company or any other person for the purpose of organizing any such competitive business activity.

         12. Non-Competition After Employment Term. The parties acknowledge that the Employee will acquire much knowledge and information concerning the business of the Company and its affiliates as a result of his employment. The parties further acknowledge that the scope of business in which the Company is engaged as of the date of execution of this Agreement is national and very competitive and one in which few companies can successfully compete. Competition by Employee in that business after this Agreement is terminated would severely injure the Company. Accordingly, until two (2) years after this Agreement is terminated or Employee leaves the employment of the Company for any reason whatsoever, except as otherwise stated hereinbelow, Employee agrees (a) not to become an employee, consultant, advisor, principal, partner or substantial shareholder of any firm or business that in any way competes with the Company or its affiliates in any of their presently existing or then existing products and markets and (b) not to solicit any person or business that was at the time of such termination and remains a customer or prospective customer of the Company or any of its affiliates. Notwithstanding any of the foregoing provisions to the contrary, Employee shall not be subject to the restrictions set forth in this Section 12 under the following circumstances:

                 (a) When Employee leaves the employment of the Company as a result of termination by the Company without cause;

                 (b) When Employee is terminated as a result of the Company's failure to renew his employment agreement; or

                 (c) When Employee leaves the employment of the Company for Good Reason pursuant to section 8 above.

         13. Return of Company Documents. Upon termination of this Agreement, Employee shall return immediately to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

         14. Improvements and Inventions. Any and all improvements or inventions which Employee may conceive, make or participate in during the period of his employment shall be the sole and exclusive property of the Company. Employee will, whenever requested by the Company, execute and deliver any and all documents which the Company shall deem appropriate in order to apply for and obtain patents for improvements or inventions or in order to assign and convey to Company the sole and exclusive right, title and interest in and to such improvements, inventions, patents or applications.

         15. Actions. The parties agree and acknowledge that the rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of the Employee to abide by its terms and conditions nor will money damages adequately compensate for such injury. It is, therefore, agreed between the paries that in the event of breach by Employee of any of his agreements contained in this Agreement, Company shall have the right, among other rights, to damages sustained thereby and to obtain an injunction or decree of specific performance from any court of competent jurisdiction to restrain or compel Employee to perform as agreed herein. Employee agrees that this section shall survive the termination of his employment and he shall be bound by its terms and at all times subsequent to the termination of his employment for so long a period as Company continues to conduct the same business or businesses as it was conducting during the period of this Agreement. Nothing herein contained shall in any way limit or exclude any other right granted by law or equity to the Company.

         16. Amendment. This Agreement contains, and its terms constitute, the entire agreement of the parties, and it may be amended only by a written document signed by both parties to this Agreement.

         17. Governing Law. California law shall govern the construction and enforcement of this Agreement and the parties agree that any litigation pertaining to this Agreement shall be in courts located in California.

         18. Attorneys' Fees. If any party finds it necessary to employ legal counsel or to bring an action at law or other proceedings against the other party to enforce any of the terms hereof, the party prevailing in any such action or other proceeding shall be paid by the other party its reasonable attorneys' fees as well as court costs all as determined by the court and not a jury.

         19. Severability. If any section, subsection or provision hereof is found for any reason whatsoever, to be invalid or inoperative, that section, subsection or provision shall be deemed severable and shall not affect the force and validity of any other provision of this Agreement. If any covenant herein is determined by a court to be overly broad thereby making the covenant unenforceable, the parties agree and it is their desire that such court shall substitute a reasonable judicially enforceable limitation in place of the offensive part of the covenant and that as so modified the covenant shall be as fully enforceable as if set forth herein by the parties themselves in the modified form. The covenants of Employee in this Agreement shall each be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants in this Agreement.

         20. Notices. Any notice, request, or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by United States certified mail, postage prepaid, with return receipt requested, to the parties at their respective addresses set forth below:

                 To the Company:

                          Fidelity National Financial, Inc.
                          17911 Von Karman Avenue, Suite 300
                          Irvine, California 92714
                          Attention:       Andrew F. Puzder
                                           Executive Vice President and
                                           General Counsel

                 To Employee:

                          Carl A. Strunk
                          563 Promontory Drive East
                          Newport Beach, California 92660


         21. Waiver of Breach. The waiver by any party of any provisions of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach by the other party.

         IN WITNESS WHEREOF the parties have executed this Employment Agreement as of the date set forth herein above.




                                       FIDELITY NATIONAL FINANCIAL, INC.



                                       By:  /s/ William P Foley, II
                                            -----------------------
                                       Its. Chairman and Chief Exective
                                            Officer


                                       CARL A. STRUNK



                                       /s/ Carl A. Strunk
                                       ------------------